                                                                                                                       EXHIBIT 99.3

                                                                                                                     MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY  ABS CAPITAL    ASSET BACKED CERTIFICATES   SERIES MSDWC 2002-HE1    CLASS M-1A
-----------------------------------------------------------------------------------------------------------------------------------
Class                    M-1A                     Settlement Date               06/27/2002                         Coupon Formula

Original Balance         52,690,000.00            Dated Date                    06/27/2002                         Delay

Current Balance          52,690,000.00            First Payment Date            07/25/2002                         Lead Manager

Credit Rating            Aa2/AA                   Next Payment Date             07/25/2002                         Orig Deal Size

Market Desc              AA ARM Floater           Payment Freq                  Monthly                            Num of Tranches

Factor                   1.00000000               Interest Freq                 Monthly                            Deal Age


TABLE (CONTINUED)

------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------
Class                     _1monthlibor + 0.6000 (UnCapped,    Cusip                         N/A
 <                         0.0000 Floor)
------------------------  ----------------------------------- ----------------------------- -----------------------------
Original Balance          0                                   Yield Table Date              06/12/2002

Current Balance           MSDW                                Yield Frequency               Monthly

Credit Rating             1,010,690,000.08                    Yield Day Count               ACT/360

Market Desc               15

Factor                    0




                                              PXCALL

-------------------------------------------------------
DM / PRICE
-------------------------------------------------------
                          65.00               99.74787
                          66.00               99.69754
                          67.00               99.64723
                          68.00               99.59696
                          69.00               99.54671
                          70.00               99.49650
                          71.00               99.44631
                          72.00               99.39615
                          73.00               99.34603
                          74.00               99.29593
                          75.00               99.24587
AVERAGE LIFE                                    5.3583
FIRST PRIN                                  08/25/2005
LAST PRIN                                   07/25/2010
PAYMENT WINDOW                                      60
ACCRUAL FACTOR                                  0.0000
MOD DURATION @ 70.00                            4.9926



                                                                     Page 1 of 1

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan)S 2 s (Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERSAS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.